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Exhibit (32)A

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Target Corporation, a Minnesota corporation (the "Company"), for the year ended January 29, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company certifies pursuant to 18 U.S.C. Section 1350, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

  1.
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 11, 2011
/s/ GREGG W. STEINHAFEL Gregg W. Steinhafel Chairman, President and Chief Executive Officer

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CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002